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                                                                 Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this registration statement on Form S-1 (File No. X-XXXX) of our report dated January 25, 1996 (Note 14 is dated February 1,
1996), on our audits of the consolidated financial statements and financial statement schedule of Lucent Technologies Inc. We also consent to the reference to our firm under the caption "Experts."


                                                   Coopers & Lybrand L.L.P.

New York, New York
February 5, 1996